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                                                                   EXHIBIT 10.14
                                                                     TRANSLATION



                    STANDARD FACTORY BUILDING LEASE CONTRACT

Lessor:     Yu Zhong (Shanghai) Consulting Co., Ltd. ("Party A")

Lessee:     Ctrip Travel Information Technology (Shanghai) Co., Ltd. ("Party B")

THIS CONTRACT is entered into between Party A and Party B upon mutual agreement in accordance with the relevant laws and regulations of the People's Republic of China on the basis of equality, voluntariness and mutual benefit in connection with the arrangements under which Party A leases to Party B and Party B leases from Party A a factory building legally owned by Party A.


1.   LOCATION, AREA, FIT-OUT AND FACILITIES OF THE FACTORY BUILDING

1.1 Party A leases to Party B the factory building it legally owns at Floor 2, Building No. 64, 421 Hongcao Road (the "Factory Building").

1.2 The Factory Building leased by Party A to Party B hereunder has a total construction area of 1,222.7 square meters.


2.   LEASE TERM

2.1 The lease term for the Factory Building shall begin from May 1, 2003 and end on February 1, 2005.

2.2 Upon the expiry of the lease term, Party A shall have the right to repossess the whole of the Factory Building and Party B shall return the possession thereof on time. If Party B desires to continue to lease the Factory Building, it shall make a request to Party A two months before the expiry of the lease term and a new lease contract shall be entered into by the Parties upon mutual agreement.


3.   RENT AND TERMS OF PAYMENT

3.1 The annual rent of the Factory Building shall be RMB 500,000 (in words: five hundred thousand).

3.2 Upon the execution of this Contract, Party B shall pay RMB 83,200 to Party A as the rent for the period from May 1, 2003 to June 30, 2003. As this amount has been paid to Shanghai Letong Telecommunications Equipment Co., Ltd., it shall be collected by Party A from Shanghai Letong
     Telecommunications Equipment Co., Ltd.

3.3 The rent for the period from July 1, 2003 to December 31, 2004 shall be paid by Party B in quarterly installments of RMB 125,000 (in words: one hundred twenty-five thousand). Party B shall pay the amount of the payable rent to the account of Party A within 10 working days of the beginning of each quarter; the rent for the period from January 1, 2005 to February 1, 2005, in the amount of RMB 41,600, shall be paid by Party B to the account of Party A within 10 working days of the beginning of the month: for each day payment is overdue, Party B shall pay to Party A a default fine at 5% of the RMB 125,000 (in words: one hundred twenty-five thousand) security deposit.

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                                                                   EXHIBIT 10.14
                                                                     TRANSLATION



3.4 A security deposit in the amount of RMB 125,000 (in words: one hundred twenty-five thousand) paid by Party B to Shanghai Letong Telecommunications Equipment Co., Ltd. has now been transferred to Party A and such security deposit shall be returned by Party A to Party B within 5 working days after Party B has ended the lease and paid all of the amounts payable by Party B. For each day the return of the security deposit is overdue, Party A shall pay a default fine to Party B at 5% of the RMB 125,000 (in words: one hundred twenty-five thousand) security deposit.


4.   OTHER COSTS

4.1 Party B shall be responsible for paying the property management fee and the water, electricity and telecommunications charges, etc. payable in respect of the Factory Building during the lease term. If any account shall be transferred, Party A shall cooperate. If any account shall be transferred back to Party A upon the expiry of the lease term, Party B shall cooperate.

4.2 If Party B needs to lay any telecommunication and computer networking wires between No. 63 Building and No. 64 Building, Party A shall at the cost of Party B cooperate with its application for permit.

4.3 If Party B needs to apply for increase in electricity supply, Party A shall at the cost of Party B cooperate with its application.


5.   MAINTENANCE RESPONSIBILITY

5.1 During the lease term, Party A shall warrant that the Factory Building is safe to use, and Party B shall take good care and make reasonable use of the leased building and its associated facilities. If any damage is caused to the building or the facilities due to improper use by Party B, Party B shall be responsible for the immediate repair thereof. If the building or the facilities are damaged through no fault on the part of Party B, Party A shall be responsible for the immediate repair thereof. During the lease term, Party B shall have the responsibility for the daily maintenance of the Factory Building and shall keep it tidy and clean.

5.2 The ownership to the Factory Building is vested in Party A, and Party B shall obtain the prior written consent of Party A if Party B wants to change the original structure or facilities of the Factory Building. Upon the expiry of the lease term, Party B shall restore the Factory Building to its original state upon Party A's demand. Party B shall not damage the structure of the building when removing the equipment or facilities which belong to Party B.

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                                                                   EXHIBIT 10.14
                                                                     TRANSLATION


6.   PARTY B'S LIABILITIES FOR BREACH OF CONTRACT

6.1 If Party B commits any of the following acts during the lease term, Party A has the right to terminate this Contract and demand from Party B a default fine of RMB 250,000 (in words: two hundred fifty thousand):

     (1) Party B has failed to pay any rent for two months or longer from the date on which such rent is payable;

     (2) Party B has put the Factory Building to any use that violates the relevant provisions of the law.

7.   PARTY A'S LIABILITIES FOR BREACH OF CONTRACT

7.1 If Party A fails to deliver the possession of the Factory Building to Party B by the time agreed herein, Party A shall pay to Party B a default fine at 5% of the RMB 125,000 (in words: one hundred twenty-five thousand) security deposit for each day such failure continues.

7.2 If Party A unilaterally terminates this Contract and repossesses the Factory Building during the lease term under no such circumstances as provided in Clause 6 (Party B's Liabilities for Breach of Contract) hereof, Party A shall pay to Party B a default fine of RMB 250,000 (in words: two hundred fifty thousand). If such default fine is not sufficient to cover the losses incurred by Party B, Party A shall be responsible for compensating for the shortfall.


8.   CONDITIONS FOR CHANGE OR DISSOLUTION OF CONTRACT

8.1 This Contract shall not be changed or dissolved during the lease term unless any of the following occurs:

     (1) For special reasons on the part of Party A or Party B, the Parties have mutually agreed that the whole or a part of the Factory Building shall be repossessed by Party A or returned by Party B before the expiry of the lease term;

     (2) It has become obvious that the performance under this Contract is impossible to continue as a result of the damages to the Factory Building and its associated facilities caused by a force majeure factor (war, earthquake, typhoon, flood, fire, etc.).

8.2 If this Contract shall be changed or dissolved, the Party requiring the change or termination shall make the request to the other Party.

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                                                                   EXHIBIT 10.14
                                                                     TRANSLATION


9.   DISPUTE RESOLUTION

     All disputes arising from the performance of this Contract or in connection with this Contract shall be resolved by the Parties through amicable consultation; if such consultation fails, either Party may institute legal proceedings in a competent people's court in Shanghai.


10.  REVISIONS, SUPPLEMENTS AND ATTACHMENTS TO CONTRACT

10.1 Matters not covered herein may be agreed upon by the Parties in written agreement as an integral part hereof, and such supplemental agreement shall have equal legal force as this Contract.

10.2 This Contract may be revised upon agreement by the Parties. Any revision to this Contract shall be in writing and shall come into effect only after it has been signed by the legal representatives or authorized representatives of the Parties. Before the revised contract comes into effect, the Parties shall continue to comply with the terms of this Contract.

10.3 Attachments hereto shall have equal legal force as this Contract.


11.  MISCELLANEOUS

11.1 If there is a change in the ownership to the Factory Building during the lease term, this Contract shall continue to be in effect until the expiry of the lease term.

11.2 This Contract shall be written in four originals with each Party holding two of them. This Contract shall come into effect upon the signature and seals of the legal representatives or authorized representatives of the Parties.


Party A:                                   Party B:

Yu Zhong (Shanghai) Consulting Co.,        Ctrip Travel Information
Ltd.                                       Technology (Shanghai) Co., Ltd.

(Seal)                                     (Seal)

Signature of legal representative or       Signature of legal representative or
authorized representative:                 authorized representative:


Date: May 1, 2003                          Date:

Account Bank:                              Account Bank:

Account No.:                               Account No.: